Correspondence

March 6, 2019

VIA EDGAR
United States Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C.  20549

Re:
Riot Blockchain, Inc.
Current Report on Form 8-K filed October 4, 2017
Form 10-K/A for the Fiscal Year Ended December 31, 2017
Form 10-Q for the Quarterly Period Ended March 31, 2018
Supplemental Response dated January 29, 2018
Comment Letter dated February 14, 2019
File No. 001-33675

Ladies and Gentlemen:

We are in receipt of your letter dated February 14, 2019 addressed to Riot Blockchain, Inc. (the “Company”) from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), regarding your review of the above referenced filings of the Company including the current, quarterly, and annual reports of the Company filed with the Commission (collectively, the “Filings”).

The Company has filed Amendment No. 2 to its Quarterly Report on Form 10-Q for the Period ended September 30, 2018, on March 6, 2019 (the “Q3 2018 Report”), and, as applicable, prepared disclosures therein in response to the Staff’s comments.

For your convenience, the texts of the Staff’s comments are set forth herein below in italics, followed by our responses.

Riot Blockchain, Inc. 202 6th Street, Suite 401 ● Castle Rock, CO  80104 ● Tel. (303) 794 - 2000

Amendment No. 1 to Form 10-Q for the Quarterly Period Ended September 30,2018

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Development of a U.S.-Based Digital Currency Exchange
Agreements with Third Party Vendors, page 9

1.
We acknowledge your revised disclosures and response to prior comment 3. Please expand your description of the SynapseFi agreement to disclose that this agreement will provide you with the ability to identify and track the location of RiotX users, as you have explained in your response.

Response

The Company acknowledges the Staff’s comment and has revised its disclosures regarding the SynapseFi Agreement in alignment with its previous disclosures to disclose that this agreement will provide the Company with the ability to identify and track the location of RiotX users through application of its API.  For the Staff’s convenience, the full text of the amended disclosure on page ___ of the Q3 2018 Report is included below:

“Agreements with Third Party Vendors

As the Company continues to explore and develop its planned U.S.-based digital currency exchange, it will continue to develop relationships with third party vendors to support the RiotX exchange. As of September 30, 2018, the Company has entered into relationships with two third parties to provide RiotX with these core services.

(i) Banking Services

As previously reported on the Company’s Periodic Report on Form 8-K filed on October 29, 2018, the Company’s subsidiary, Logical Brokerage, has entered into a material definitive agreement with Synapse Financial Technologies, Inc. (“SynapseFi”), and its partner, Evolve Bank and Trust, to provide RiotX with banking services and transactional support (the “SynapseFi Agreement”). SynapseFi’s proprietary software technologies will provide the RiotX exchange with secure banking services to enable RiotX users to efficiently and securely create accounts to hold, transfer, and deliver exchanged currencies, allowing RiotX users to make deposits and take withdrawals of fiat currencies into and from their RiotX user accounts.  SynapseFi is an industry leader in the provision of Application Program Interfaces (“API”) to the financial services industry. SynapseFi’s APIs provide a secure and stable means of communication between users and financial institutions, while providing security and compliance assurances to financial institutions. Under the terms of the SynapseFi Agreement, SynapseFi will engage Evolve Bancorp, Inc., through its subsidiary, Evolve Bank & Trust (collectively, “Evolve”), or any successor financial institution designated by SynapseFi, to provide Logical with all bank services directly. SynapseFi API will allow Logical to effectively communicate user requests to Evolve, while assisting Evolve with managed risks and compliance concerns associated with the exchange of digital currencies. Pursuant to the terms of the SynapseFi Agreement, Logical has also agreed to submit to periodic security, compliance and risk reviews and audits performed by SynapseFi on behalf of Evolve as a means of ensuring continued compliance and reliability for Evolve, SynapseFi, the Company, and its end users. The SynapseFi agreement is a significant milestone in the development of the planned RiotX exchange.

The SynpaseFi Agreement will enable RiotX users to gain access to accredited banking institutions, and it will provide the Company with assurances through its Application Program Interfaces (“API”) of the identity and location of RiotX users.  The API provided by SynapseFi is will enable the Company to track and identify its users in order to prevent fraud and improper use of its RiotX exchange.  As the Company has previously disclosed, regulatory compliance has been and continues to be a top priority for its development of RiotX, including complying with territorial restrictions on the exchange of digital currencies.  For example, SynapseFi’s API will enable to Company to know where the users is located when accessing RiotX, thereby enabling the Company to prevent a user from Montana, a state where the exchange of digital currencies is permitted, from traveling to neighboring Wyoming, where the exchange of digital currencies is not permitted, and using RiotX in the prohibited jurisdiction.”

General

2. Your amended filing includes only select disclosures under Items 1, 1A, 2, and 6. This is inconsistent with Exchange Act Rule 12b-15, which provides that amendments must set forth the complete text of each item as amended. Accordingly, please amend your filing to provide the complete text of each item as amended.

Response

The Company acknowledges the Staff’s comment and has revised its disclosure to comply with the requirements of Exchange Act Rule 12b-15.

If you have any questions or request any further information, please do not hesitate to call or email the undersigned at (303)-794 – 2000 or contact our counsel, William R. Jackman of Rogers Towers, P.A. at (904) 398-3911.

Very truly yours,

/s/ Robby Chang
Chief Financial Officer